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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of DigitalThink, Inc. on Form S-3 of our report dated April 18, 2000, appearing in the Annual Report on Form 10-K of DigitalThink, Inc. for the year ended March 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

San Jose, California
April 24, 2001



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